CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of ClearBridge International Growth Fund (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of ClearBridge Small Cap Fund (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of ClearBridge Value Trust (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of Legg Mason BW Absolute Return Opportunities Fund (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 23, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of Legg Mason BW Alternative Credit Fund (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of Legg Mason BW Global High Yield Fund (one of the funds comprising Legg Mason Global Asset Management Trust), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial highlights”, “The Funds’ Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2016